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                                                                   EXHIBIT 10.8

                             AVONDALE INCORPORATED

                         REGISTRATION RIGHTS AGREEMENT


                 THIS AGREEMENT is made as of April 29, 1996, between Avondale Incorporated, a Georgia corporation (the "Company"), and the Persons listed on Exhibit A hereto (the "Investors").

                 The parties to this Agreement are parties to a Stock Purchase Agreement dated as of March 31, 1996 (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

                 The parties hereto agree as follows:

                 1.       Demand Registrations.

                 (a) Requests for Registration. At any time from and after the earlier of (i) the IPO Date and (ii) the expiration of the three (3) year period commencing on the date hereof, the holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations". The Company shall only be obligated to effect a Demand Registration if the aggregate number of Registrable Securities requested to be registered is 100,000 or more. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method or methods of distribution thereof. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable
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Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                 (b) Long-Form Registrations. Except as provided in paragraph 1(c) below, the holders of Registrable Securities shall be entitled to request one Long-Form Registration. The Company shall pay all of the Registration Expenses for such Long-Form Registration; provided, however, that if such Long-Form Registration is not declared effective by the Commission pursuant to the Securities Act, or is declared effective but is subsequently withdrawn by the Company (prior to the end of the Distribution Period), then such Demand Registration shall not be counted as a Long-Form Registration for such purposes.

                 (c) Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to paragraph 1(b), the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations. The Company shall pay all Registration Expenses for one Short-Form Registration. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If at any time following the first anniversary of the IPO Date the Company shall not be permitted for any reason to make a Short-Form Registration on Form S-3 at the time the holders of Registrable Securities request their first Short-Form Registration, then in such event, the holders of Registrable Securities shall be entitled to request a Long-Form Registration (regardless of whether the Company has previously consummated a Long-Form Registration in accordance with paragraph 1(b) above). The Company shall pay all of the Registration Expenses for such Long-Form Registration. The parties hereto agree that notwithstanding whether any Demand Registration is a Long-Form Registration or Short-Form Registration, the Company shall be obligated to pay all Registration Expenses for only two Demand Registrations.

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                 (d)      Priority on Demand Registrations. The Company shall
be entitled to include in any Demand Registration for sale, in accordance with the method of disposition specified by the holders requesting a Demand Registration, shares of Class A Common to be sold by the Company for its own account or by other shareholders of the Company for their account, except that if a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering, then the Company will include in such registration (i) first, the Registrable Securities requested to be registered hereunder, (ii) second, securities the Company proposes to sell and (iii) third, other securities requested be included in such registration.

                 (e) Selection of Underwriters. If the method of disposition specified by the holders initiating the Demand Registration shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the holders of a majority of the Registrable Securities initially requesting such Demand Registration, which approval shall not be unreasonably withheld. If in connection with any underwritten public offering requested by the holders of Registrable Securities pursuant to paragraph 1(b) above, the securities of the Company included in such offering consist exclusively of Registrable Securities, then the Company shall designate the managing underwriter of such offering, subject to the approval of the holders of a majority of the Registrable Securities initially requesting such Demand Registration and at least one such managing underwriter shall be either CS First Boston Corporation or Goldman, Sachs & Co.

                 (f) Other Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to require the Company to include shares or securities in any Demand Registration unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount

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of Registrable Securities registered in connection with such Demand
Registration.

                 (g) Exceptions to Demand Registrations. Notwithstanding anything in this Section 1 to the contrary, the Company shall not be required to file a registration statement in connection with a Demand Registration (i) within six months after the effective date of a registration statement filed in connection with an underwritten initial public offering and 90 days after the effective date of a registration statement filed in connection with any other Demand Registration or a Piggyback Registration, provided that (A) the holders of Registrable Securities shall have been afforded the opportunity to sell Registrable Securities pursuant to such registration statement, (B) all Registrable Securities requested to be registered shall have been so registered and, (C) if such registration statement shall relate to an underwritten public offering, all Registrable Securities requested to be registered shall have been included therein to the extent so requested and shall have been sold, (ii) if counsel for the Company shall deliver an opinion reasonably acceptable to the holders of Registrable Securities that, pursuant to Rule 144 under the Securities Act or otherwise, the holders of Registrable Securities can publicly sell the Registrable Securities as to which registration has been requested without registration under the Securities Act (without regard to volume limitations), (iii) the Company elects within 15 days after receiving a request for a Demand Registration to purchase all but not less than all of the Registrable Securities as to which registration has been requested, if the Class A Common is not publicly traded, at a price per share equal to the Current Market Price, or, if the Class A Common is not publicly traded, at a price per share mutually agreed upon by the holders of such Registrable Securities and the Company (provided that if such parties cannot mutually agree upon such purchase price after negotiating in good faith for 20 days, the Company shall effect such Demand Registration) and the Company closes such purchase within 30 days after delivery of written notice to the Shareholder that the Company has elected to purchase such Registrable Securities or (iv) the Board of Directors of the Company makes a good faith determination that filing a registration statement, or continuing to permit offers and sales pursuant to an effective registration statement filed pursuant to Section 2 hereof (where the method of distribution is not a firm commitment underwritten offering), is not in the best interests of the Company or its shareholders and delivers written notice to such effect to the holders whose shares

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are registered pursuant to such effective registration statement; provided, however, that (A) any such deferral of the filing of the registration statement shall not exceed a period equal to 60 days after the date of the Demand Registration Request or (B)(1) any such suspension of offers and sales under an effective registration statement shall not exceed a period equal to 60 days after the date on which the Company gives notice of such suspension to the holders and (2) the Company shall not be permitted to suspend such offers and sales for more than 60 days during any six-month period.

                 2.       Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Company proposes to register on its behalf and/or on behalf of any of its security holders any of its securities under the Securities Act (other than pursuant to a Demand Registration or registrations on Form S-4 or Form S-8, or any successor forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give at least 25 days prior written notice to all holders of Registrable Securities of its intention to effect such a registration (which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company) and, except as provided in Section 2(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                 (b) Piggyback Registration Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                 (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to

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be registered by each such holder or such other proportions as such holders may determine, and (iii) third, other securities requested to be included in such registration.

                 (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be registered by each such holder or such other proportions as such holders may determine, and (iii) third, other securities requested to be included in such registration.

                 3.       Holdback Agreements.

                 (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree in writing.

                 (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree in writing, and (ii)
(A) except to the extent such holder has previously so agreed, shall use its reasonable best efforts to cause each holder at such time of at least five percent (5%) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock to agree and

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(B) shall cause each holder of at least five percent (5%) of its Common Stock, or any securities convertible into or exchangeable or exercisable for at least five percent (5%) of its Common Stock, purchased from the Company at any time after the date of this Agreement (other than (i) in a registered public offering or (ii) pursuant to any employee benefit plan of the Company) to agree,not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

                 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective for the Distribution Period, but no longer (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of such counsel provided such Counsel shall conduct such review and provide any such comment promptly after receipt of such documents);

                 (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Distribution Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

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                 (c)      furnish to each seller of Registrable Securities such
number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, but during the Distribution Period only, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers

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to register as such with respect to such Registrable Securities with the NASD;

                 (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                 (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                 (i) during regular business hours and upon reasonable notice, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material concerning such holder, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                 (l) in the event of the issuance of any stop order suspending the effectiveness of a registration state-

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ment, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                 (m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                 (n) furnish, at the request of any holder requesting registration of Registrable Securities pursuant to Section 1 or 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to Company in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders of Registrable Securities may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Registrable Securities being so registered may reasonably request.

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                 5.       Registration Expenses.

                 (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians incurred in connection with Piggyback Registration and two Demand Registrations, fees and disbursements of counsel for the Company, and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, including the Company paying its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                 (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration; provided, however, that in no event shall the Company's reimbursement obligation exceed $25,000 in connection with a Demand Registration or Piggyback Registration. In no event shall the Company be responsible for the fees and expenses of accountants for holders of Registrable Securities).

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                 6.       Indemnification and Contribution.

                 (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors, officers and partners (and the directors and officers of such partners), and each underwriter and broker- dealer (if required by any broker-dealer as a condition to its participation in such offering of Registrable Securities) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director, officer and partners (and the directors and officers of such partners) or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer, partner or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer, partner or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder or underwriter specifically for use therein or (in the case of any registration pursuant to Section 1 or 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or

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controlling Person, and shall survive the transfer of such securities by such holder.

                 (b) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Registrable Securities specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                 (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof. The failure to give notice as required by this Section 6(c) in a timely fashion shall not result in a waiver of any right to indemnification hereunder, except to the extent such failure results in the loss or forfeiture by the indemnifying party of any rights or defenses that would otherwise have been available to the indemnifying party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in

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connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on advice of counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel (consisting of one law firm) and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Further, in any such action, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid; or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other rele-

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vant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

                 8.       Definitions.

                 "Class A Common" means the Company's Class A Common Stock, par value $.01 per share.

                 "Commission" means the Securities and Exchange Commission or any agency succeeding to the functions thereof.

                 "Current Market Price" shall mean, on the date of any determination thereof, the average of the last sale prices per share of the Class A Common reported on the Nasdaq Stock Market's National Market (or the principal trading market or stock exchange for the Class A Common if other than the Nasdaq Stock Market's National Market) for the 15 trading days preceding the date of such determination.

                 "Distribution Period" shall mean, with respect to a distribution of Registrable Securities in a firm commitment underwritten public offering, the period extending until, but not beyond, such time as each underwriter has completed the distribution of all securities purchased by it, and with respect to any other distribution of Registrable Securities in any other registration, the period extending until, but not beyond, the earlier of the sale of all Registrable Securities covered thereby or 90 days following the effective date of the registration statement utilized in connection with such registration under the Securities Act.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                 "IPO Date" means the first date on which any class of common stock of the Company shall have been registered and sold pursuant to an effective registration statement under the Securities Act.

                 "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                 "Registrable Securities" means any Class A Common issued to the Investors pursuant to the Purchase Agreement or purchased by the Investors pursuant to paragraph 3 of the Shareholders' Agreement. As to any particular Registrable

Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.

                 "Shareholders' Agreement" means the Shareholders' Agreement dated as of April ___, 1996.

                 9.       Miscellaneous.

                 (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                 (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                 (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                 (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 51% of the Registrable Securities.

                 (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                 (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                 (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 (i) Governing Law; Consent to Jurisdiction. (a) This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

                 (b) Each party hereto agrees that all judicial proceedings arising out of or relating to this Agreement or the breach hereof may be brought in any state or federal court of competent jurisdiction in the State of New York.

                 (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company at the address indicated below:

                                  Avondale Incorporated
                                  506 South Broad Street
                                  Monroe, Georgia 30655
                                  Attention: G. Stephen Felker

                                  with a copy to:

                                  King & Spalding
                                  191 Peachtree Street
                                  Atlanta, Georgia 30303-1763
                                  Telephone: (404) 572-1763
                                  Attention: Michael J. Egan III, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                 (k) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                                 *   *   *   *

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        AVONDALE INCORPORATED

                                        By:


                                        Its:
                                             ----------------------------------

                                  INVESTORS


Clipper Capital Associates, L.P.        Clipper Equity Partners I, L.P.
By: Clipper Capital Associates, Inc.    By: Clipper Capital Associates, L.P.
    its general partner                     its general partner
    ---------------------------------       -----------------------------------
                                          By: Clipper Capital Associates, Inc.
                                              its general partner
                                              ---------------------------------

By:                                     By:
    ---------------------------------       -----------------------------------
  Name:                                   Name:
        -----------------------------           -------------------------------
  Title:                                  Title:
         ----------------------------            ------------------------------


Clipper/Merchant Partners, L.P.         Clipper/European Re, L.P.
By: Clipper Capital Associates, L.P.    By: Clipper Capital Associates, L.P.
    its general partner                     its general partner
    ---------------------------------       -----------------------------------
    By: Clipper Capital Associates, Inc.    By: Clipper Capital Associates, Inc.
        its general partner                     its general partner
        -----------------------------           -------------------------------

By:                                     By:
   ----------------------------------     -------------------------------------
   Name:                                   Name:
         ----------------------------            ------------------------------
   Title:                                  Title:
          ---------------------------             -----------------------------

Clipper/Merban, L.P.                        CS First Boston Merchant Investments
By: Clipper Capital Associates, L.P.        1995/96, L.P.
    its general partner                     By: Merchant Capital, Inc.
    By: Clipper Capital Associates, Inc.        its general partner
        its general partner


By:                                         By:
   --------------------------------            --------------------------------
  Name:                                       Name:
        ---------------------------                 ---------------------------
  Title:                                      Title:
         --------------------------                  --------------------------

                                                                       EXHIBIT A


                               LIST OF INVESTORS



Clipper Capital Associates, L.P.
12 East 49th Street
New York, NY 10017

Clipper/Merchant Partners, L.P.
12 East 49th Street
New York, NY 10017

Clipper/Merban, L.P.
c/o CITCO
De Ruterkade 62
P.O. Box 812
Curacao, Netherlands Antilles

Clipper Equity Partners I, L.P.
12 East 49th Street
New York, NY 10017

Clipper/European Re, L.P.
c/o CITCO
De Ruterkade 62
P.O. Box 812
Curacao, Netherlands Antilles

CS First Boston Merchant
 Investments 1995/96, L.P.
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055